UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       July 15, 2005

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

(Exact Name of Registrant as Specified in Charter)

South Dakota	0-50253	46-0462968
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Caspian Avenue, Post Office Box 500 Volga, South Dakota	57071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       (605) 627-9240

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)                                  In connection with the Securities and Exchange Commission’s recent review of the Registrant’s Form 10-K for the year ended December 31, 2004, management became aware on July 15, 2005 of questions raised by the Commission regarding whether the independence of the Registrant’s former auditor, Eide Bailly LLP (“Eide Bailly”), may have been compromised with respect to its review of the Registrant’s financial statements for the quarter ended September 30, 2003, and its audit of the Registrant’s financial statements for the year ended December 31, 2003.  The issue raised by the Commission in its review relates to whether certain services performed by Eide Bailly during such periods constituted prohibited bookkeeping services.  The services in question were primarily rendered in connection with the Registrant’s preparation of its eliminations for the consolidation of its financial statements for such periods.

Management is currently reviewing the substance and nature of the work that Eide Bailly did for Registrant during such periods and the applicable rules regarding independence in existence at that time to establish whether Eide Bailly’s independence was compromised.  If the Registrant determines that Eide Bailly was disqualified from reviewing or auditing such financial statements, then the Registrant will be required to have such financial statements re-reviewed or re-audited, as applicable, by its current independent auditors, Gordon, Hughes & Banks, LLP.  Such subsequent review or audit could result in the Registrant being required to restate its financial statements for such periods.

The Registrant does not currently believe that it will be required to have such financial statements re-reviewed or re-audited or that it will be required to file restated financial statements for the applicable periods; however, in light of the foregoing circumstances, the Registrant’s CEO and CFO have made the determination that such financial statements and the related audit report should not be relied upon pending the completion of the Registrant’s investigation of the related facts and circumstances.  Such determination was made at a meeting held on July 19, 2005 following consultation with the Registrant’s legal and accounting advisors, and the issues were thereafter discussed at length with the Registrant’s Audit & Finance Committee.  At such time as the Registrant has definitively determined whether the financial statements for such periods will need to be re-audited or re-reviewed and, if necessary, restated, the Registrant will file an amendment to this Report indicating either that (i) no re-audit or re-review is required and that the financial statements, audit reports and reviews for the periods in question can be relied upon or (ii) that such financial statements are being re-audited or re-reviewed, and, if necessary, restated, and when such re-audit, re-review and, if necessary, restatements are expected to be completed.

The Registrant’s CEO and CFO have discussed the matters disclosed in this filing with Eide Bailly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2005	By	/s/ Rodney G. Christianson
Rodney G. Christianson
	Its	Chief Executive Officer